March 31, 2008

Touchstone Variable Series Trust

TOUCHSTONE BALANCED FUND

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) of the Touchstone Variable Series Trust (the “Trust”) with respect to the Touchstone Balanced Fund (the “Balanced Fund”), a series of the Trust, to be held at 10:00 a.m. Eastern Time on April 25, 2008 at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

At the Meeting you will be asked to approve an Agreement and Plan of Reorganization between the Balanced Fund and the Touchstone Moderate ETF Fund (the “ETF Fund”), both series of the Trust, under which the Balanced Fund will merge into the ETF Fund (the “Reorganization”).

The Board unanimously approved the Agreement and Plan of Reorganization at a meeting held on November 15, 2007.  The Board unanimously recommends that you vote FOR the Reorganization.

The details of the proposed Agreement and Plan of Reorganization are set forth in the Prospectus/Proxy Statement that accompanies this letter, including details about the ETF Fund’s investment goal and policies, portfolio management and fees and expenses that are important for you to know.  We encourage you to read it thoroughly.  In addition, we have included a list of commonly asked questions and answers following this letter.

Shareholders may cast their votes by mail, by telephone, through the Internet or in person, according to the instructions provided in the enclosed proxy materials.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  For purposes of acting on the Reorganization at the Meeting, fifty percent of shares must be represented in person or by proxy to constitute a quorum.  Please vote promptly.

If you have any questions regarding the Reorganization, please call 1-800-543-0407.

We thank you for considering this proposal carefully and for your continued confidence in and support of the Trust.

Sincerely,

Jill T. McGruder
President
Touchstone Variable Series Trust

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, below is a brief overview of the proposal, which will require your vote.

Q.            What are shareholders being asked to vote on at the upcoming special meeting on April 25, 2008?

A.            The Board of Trustees of the Touchstone Variable Series Trust (the “Board”) has called a Special Meeting at which you will be asked to vote on a reorganization (the “Reorganization”) of the Touchstone Balanced Fund (the “Balanced Fund”) into the Class I shares of the Touchstone Moderate ETF Fund (the “ETF Fund”), each a series of the Touchstone Variable Series Trust (the “Trust”).

Q.            Why did the Board approve the Reorganization?

A.            The Board unanimously approved the Reorganization after reviewing detailed information about the Reorganization provided by the management of the Trust and various factors about the Balanced Fund and the ETF Fund and the proposed Reorganization.  The Board noted that the ETF Fund has comparable investment goals and investment strategies to the Balanced Fund.  In addition, on a pro forma basis after the Reorganization, total annual fund operating expenses of the ETF Fund are anticipated to be less than those of the Balanced Fund.   After consideration of these factors, together with other factors and information considered to be relevant, the Board determined that the proposed Reorganization was in the best interests of the Balanced Fund and its shareholders.

The Board unanimously recommends that you vote FOR the Reorganization.

Q.            What will happen to my existing shares?

A.            Your shares of the Balanced Fund will be exchanged for Class I shares of the ETF Fund.  You will not pay any sales charges in connection with the Reorganization.  The Class I Shares of the ETF Fund that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Balanced Fund for each share immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q.            What are the differences between the investment goals and investment strategies of the Balanced Fund and the ETF Fund?

A.            The investment goal and strategy of the Balanced Fund is similar to that of the ETF Fund.  The Balanced Fund seeks to achieve both an increase in share price and current income.  The ETF Fund seeks total return by investing primarily for capital appreciation and secondarily for income.  Each Fund invests approximately 60% of its assets in equity securities and 40% in bonds.  The key difference between the Funds is that the ETF Fund utilizes an asset allocation investment methodology whereby the ETF Fund invests primarily in shares of other investment companies that trade on various securities exchanges, commonly referred to as “exchange traded funds” or “ETFs,” to achieve its investment objectives.  The Balanced Fund directly invests in the types of securities held by these ETFs to achieve its investment objectives.

Q.            What is the difference in the total annual fund operating expenses between the Balanced Fund and the ETF Fund?

A.            The table below compares the Total Annual Fund Operating Expenses and Net Total Operating Expenses for shares of the Balanced Fund and Class I shares of the ETF Fund as of December 31, 2007, the Funds’ most recently completed fiscal year.  The pro forma expenses for Class I shares of the ETF Fund as set forth below are based on what the estimated expenses of that Class would have been as of December 31, 2007 if the Reorganization had taken place as of that date.

Effective January 1, 2008, Touchstone Advisors, Inc. (the “Advisor”) has contractually agreed to cap fees and reimburse expenses through at least May 1, 2009 so that Net Total Operating Expenses for the ETF Fund post-Reorganization will not exceed the amounts shown below.

The table below does not reflect contract related charges and fees you may be assessed under your variable annuity contract.

	Balanced Fund	ETF Fund (Class I)	ETF Fund – Pro Forma (Class I)
Total Annual Fund Operating Expenses(1)	1.54%	1.02%	1.02%
Net Total Operating Expenses(2)	1.15%	0.75%	0.75%

(1)  Reflects 0.25% “Shareholder Service Fee” implemented effective January 1, 2008 and for the ETF Fund, a decrease in the Distribution (12b-1 Fee) also effective January 1, 2008.

(2)  Under the Expense Limitation Agreement between the Advisor and the Trust, the Advisor has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Total Operating Expenses (excluding acquired fund fees and expenses, if any) to 1.15% for the Balanced Fund and 0.75% for the Class I shares of the ETF Fund.  This expense limitation will be in effect until at least May 1, 2009.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.

No.  Shareholders will not incur any transaction costs (e.g., sales charges or redemption fees) as a result of the Reorganization. The Advisor will bear the direct costs associated with the Reorganization. However, the Balanced Fund will bear the indirect costs of brokerage commissions to the extent it buys or sells portfolio securities in anticipation of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by the Balanced Fund’s shareholders of record at the Meeting, the Reorganization is expected to occur on or about April 28, 2008.

Q.	Will the Reorganization create a taxable event for me for federal income tax purposes?

A.	No. While the Reorganization is not structured as a tax-free reorganization with respect to the Funds themselves for purposes of federal tax, to the extent that contract holders are beneficial owners of the Balanced Fund through tax-deferred variable annuity and/or insurance products, the Reorganization will not result in a taxable event for federal income tax purposes.

Q.	What happens if the Reorganization is not approved?

A.

If shareholders of the Balanced Fund do not approve the Reorganization, the Reorganization will not take effect and the Board will consider other possible courses of action in the best interests of shareholders, including the potential liquidation of the Balanced Fund.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact the Trust by calling 1-800-543-0407.

PLEASE VOTE THE ENCLOSED PROXY CARD.

YOUR VOTE IS VERY IMPORTANT!

ACQUISITION OF ASSETS AND LIABILITIES OF

TOUCHSTONE BALANCED FUND

a series of

Touchstone Variable Series Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

BY AND IN EXCHANGE FOR SHARES OF

TOUCHSTONE MODERATE ETF FUND

a series of

Touchstone Variable Series Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

PROSPECTUS/PROXY STATEMENT

March 31, 2008

This Prospectus/Proxy Statement is being furnished in connection with a proposal which will be submitted to shareholders of the Touchstone Balanced Fund (the “Balanced Fund”), a series of Touchstone Variable Series Trust (the “Trust”), for consideration at a Special Meeting of Shareholders to be held on or about April 25, 2008 at 10:00 a.m. Eastern Time at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and any adjournments thereof (the “Meeting”).

Subject to the approval of the Balanced Fund’s shareholders, the Trust’s Board of Trustees (the “Board”) has approved the proposed reorganization under which all of the assets of the Balanced Fund will be merged into the Touchstone Moderate ETF Fund (the “ETF Fund”), also a series of the Trust (the “Reorganization”).  In the Reorganization, all of the assets of the Balanced Fund will be exchanged for Class I shares of the ETF Fund and the ETF Fund will assume all of the liabilities of the Balanced Fund.  The Balanced Fund and the ETF Fund are sometimes referred to in this Prospectus/Proxy Statement individually as a “Fund” and together as the “Funds.”

The Balanced Fund and the ETF Fund are each separate series of the Trust, (a Massachusetts business trust), which is registered as an open-end management investment company.

This Prospectus/Proxy Statement explains concisely the information about the Balanced Fund and the ETF Fund that you should know before voting on the Reorganization.  Please read it carefully and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“Commission” or “SEC”) and are hereby incorporated into this Prospectus/Proxy Statement by reference:

•      the Trust’s Prospectus dated May 1, 2007, relating to the Balanced Fund and the ETF Fund (SEC File Nos. 033 - 76566 and 811 - 08416);

•      the Trust’s Statement of Additional Information dated May 1, 2007 relating to the Balanced Fund and the ETF Fund (SEC File Nos. 033 - 76566 and 811 - 08416);

•      the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to shareholders of the Balanced Fund and the ETF Fund for the period ended December 31, 2007 (SEC File Nos. 033 - 76566 and 811 - 08416); and

•      the Statement of Additional Information dated March 31, 2008 relating to this Prospectus/Proxy Statement and the Reorganization.

This means that such information is legally considered to be part of this Prospectus/Proxy Statement. The Statement of Additional Information dated March 31, 2008 is available upon request and without charge by contacting the Trust at (800) 543-0407.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the ETF Fund:

•      is not a deposit of, or guaranteed by, any bank

•      is not insured by the FDIC, the Federal Reserve Board or any other government agency

•      is not endorsed by any bank or government agency

•      involves investment risk, including possible loss of the purchase payment of your original investment

i

ii

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION.  IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU.  TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Trust’s Prospectus and Statement of Additional Information dated May 1, 2007, the copy of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with comparable investment goals and investment strategies that serve as financing vehicles for variable annuity contracts issued by Western & Southern Group and its affiliates and are managed by Touchstone Advisors, Inc., the advisor to the Trust (the “Advisor”).  In addition, the Balanced Fund currently lacks the asset levels needed to absorb operating expenses.  The Balanced Fund is also experiencing stagnant asset growth due in part to the current market demand for “asset allocation” variable annuity products as opposed to “balanced” products.  The Reorganization will provide an opportunity for shareholders of the Balanced Fund to potentially realize operating efficiencies through the increased asset size of the ETF Fund post-Reorganization as well as a lower total expense ratio.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization.  For a complete description of the Reorganization, see Exhibit A.  The Plan generally provides for the following:

•      the transfer in-kind of all of the assets of the Balanced Fund to the ETF Fund in exchange for Class I Shares of the ETF Fund;

•      the assumption by the ETF Fund of all of the liabilities of the Balanced Fund; and

•      the liquidation of the Balanced Fund by distribution of shares of the ETF Fund to the Balanced Fund’s shareholders.

The Reorganization is expected to be completed on or about April 28, 2008.

After the Reorganization, what shares will I own?

Shareholders owning shares of the Balanced Fund will own Class I shares of the ETF Fund.  The new shares you receive will have the same total net asset value (“NAV”) as your shares of the Balanced Fund as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

LOWER FUND OPERATING EXPENSES:  Effective January 1, 2008, the Advisor has entered into an expense limitation agreement capping expenses (excluding Acquired Fund Fees and Expenses) for Class I shares of the ETF Fund, resulting in lower total expense ratios post-Reorganization.  The Total Expense Ratio for the ETF Fund post-Reorganization is anticipated to be lower than the existing Total Expense Ratio for the Balanced Fund.  Accordingly, immediately following the Reorganization, the Balanced Fund’s shareholders will benefit from lower fund net operating expenses, both before and after the effect of the Advisor’s fee waivers.  The ETF Fund’s net expenses and ETF Fund’s (pro forma) net expenses (total annual fund operating expenses less fee waivers and expense reimbursements) at current asset levels and as of the Funds’ most recent fiscal year ended December 31, 2007 are as follows:

Balanced Fund	ETF Fund (Class I)	ETF Fund Pro Forma* (Class I)
1.15%	0.75%	0.75%

*Based on the ETF Fund’s anticipated level of assets after the Reorganization.  The pro forma expenses shown above reflect the ETF Fund’s expense cap which is effective through at least May 1, 2009.

OPERATING EFFICIENCIES:  After the Reorganization, the ETF Fund may achieve increased operating efficiencies because it will have a greater level of combined assets than the Balanced Fund.  As of December 31, 2007, the Funds’ total net assets were as follows:

Balanced Fund	ETF Fund (Class I)	ETF Fund Pro Forma* (Class I)
$27 million	$48 million	$75 million

*Based on the ETF Fund’s anticipated level of assets after the Reorganization.

When combined, the ETF Fund’s asset size could lead to operating efficiencies and lower operating costs for the Funds’ shareholders.  It is anticipated that the larger, combined asset size potentially will enable the Funds to achieve better diversification.  In addition, a larger asset size may enable the pro forma the ETF Fund to experience lower total annual operating expenses as certain fixed expenses are spread across such larger asset base.

After the Reorganization, the Balanced Fund will cease to exist and the value of your shares will depend on the performance of the ETF Fund.  The Advisor will bear the expenses incurred in connection with the Reorganization, except the ETF Fund will pay its own federal and state registration fees and any portfolio transaction costs.

Like the Balanced Fund, the ETF Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains at least annually.  These dividends and distributions will continue to be reinvested in the same class of shares of the ETF Fund you receive in the Reorganization or, if you have so elected, distributed in cash or invested in other funds of the Trust.

Will I be able to purchase and sell shares, change my investment options and receive distributions the same way?

The Reorganization will not affect your right to purchase and sell shares and to receive distributions.  After the Reorganization, you will be able to purchase additional shares, sell shares and receive distributions of the ETF Fund in the same way you did for your shares of the Balanced Fund before the Reorganization.  For more information, see “Purchase Procedures,” “Selling Your Shares” and “Dividend Policy” below.

How does the Board recommend that I vote?

The Board, including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Trustees”), have concluded that the Reorganization would be in the best interests of the Balanced Fund and the ETF Fund, and that shareholders’ interests will not be diluted as a result of the Reorganization.  Accordingly, the Board has submitted the Plan for the approval of the shareholders of the Balanced Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

How do the Funds’ investment goals, principal investment strategies and risks compare?

The investment goals and investment strategies of the Balanced Fund and the ETF Fund are comparable.  Each Fund invests approximately 60% of its assets in equity securities and 40% in bonds.  The key difference between the Funds is that the ETF Fund utilizes an asset allocation investment methodology whereby the ETF Fund invests primarily in iShares(R) to achieve its investment objectives.  The Balanced Fund directly invests in securities to achieve its investment objectives.

The investment goal of each Fund is non-fundamental, which means that it may be changed by vote of the Board without shareholder approval.

The following tables summarize the investment goals and principal investment strategies of the Balanced Fund and the ETF Fund as set forth in each Fund’s Prospectus and Statement of Additional Information.

	Balanced Fund	ETF Fund
Investment Goal	Balanced Fund seeks to achieve both an increase in share price and current income.	ETF Fund seeks total return by investing primarily for capital appreciation and secondarily for income.

Principal Investment Strategies

The Fund invests in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25% of total assets). The equity securities will be in companies of various sizes. The debt securities will be rated investment grade or at the two highest levels of non-investment grade. The

The Fund invests primarily in a group of funds of the iShares(R) Trust using a system that prescribes allocations among asset classes intended to minimize expected risk (i.e., volatility) while structuring the portfolio to optimize potential returns based on historical measures of how each asset class performs.

As employed by the Fund, this methodology typically results in an allocation of about 60% of assets in stocks

Balanced Fund	ETF Fund

Fund’s investments may include companies in the technology sector.

The Fund may also invest in:

•      Warrants

•      Preferred stocks

•      Convertible securities

The Fund may also invest up to 1/3 of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries.

In choosing equity securities for the Fund, the sub-advisor will seek companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company’s intrinsic value.

Debt securities are also chosen using a value style. The sub-advisor will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

The sub-advisor will sell a security if the security’s price approaches full intrinsic value, in anticipation of changes to the company’s fundamentals or risk profile, if the security’s price moves sharply in either direction or if a more attractive investment opportunity becomes available.

and 40% in bonds. In selecting a diversified portfolio of underlying funds, the sub-advisor analyzes many factors, including the underlying fund’s investment objectives, total return, volatility and expenses.  The Fund will also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper and repurchase agreements.

The Fund currently plans to invest in the following iShares Trust funds at the percentages indicated:

iShares Lehman Aggregate Bond Fund               39%

iShares MSCI EAFE Index Fund                         12%

iShares S&P MidCap 400 Value Index Fund        4%

iShares S&P MidCap 400 Growth Index Fund     3%

iShares S&P SmallCap 600 Value Index Fund     2%

iShares S&P SmallCap 600 Growth Index Fund   1%

iShares S&P 500 Value Index Fund                     21%

iShares S&P 500 Growth Index Fund                  14%

iShares S&P 500 Index Fund                                 4%

As a result of market gains or losses, the percentage of the Fund’s assets invested in stocks or bonds at any given time may be different than the asset allocation model shown above. The sub-advisor expects to rebalance the Fund’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment experience and other factors. At that time, the sub-advisor may review and update the model.  Stock and bond markets, and the subcategories of assets within those markets (value, growth, large cap, small cap, etc.), have returns that vary from year to year.

Because the changes in returns for these assets affect their expected return in the future, the sub-advisor will monitor the model and may update and revise the asset allocation percentages employed by the model to reflect changes in the marketplace.

Because the Funds have comparable investment goals and investment strategies, they are subject to similar risks.  However, because the ETF Fund invests in underlying funds, the Fund is subject to certain additional risks.  The principal risks of investing in the Balanced Fund and the ETF Fund include:

Balanced Fund Risks

• Initial Public Offering (“IPO”) Risk. The Balanced Fund may be subject to IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price).

• Debt Security Risk. The Balanced Fund (and certain underlying funds for the ETF Fund) invests in debt securities and is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

ETF Fund Risks

• Non-Diversification Risk. If an underlying fund in the ETF Fund is non-diversified, it may hold fewer securities than a diversified fund. Because a non-diversified fund’s holdings may be more concentrated, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

• Special Risks of Investing in the ETF Fund. The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The key risks of an investment in the Fund include the key risks of investing in the underlying funds. The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

•      If the securities market as a whole goes down

•      If any of the underlying funds in the Fund’s portfolio do not increase in value as expected

•      If interest rates go up, causing the value of debt securities held by an underlying fund to decline

•      If returns from the types of securities in which an underlying fund invests underperform returns from the various general securities markets or different asset classes

•      Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

•      Because an underlying index may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is not overweighted in an industry, group of industries or sector

•      Because the market value of exchange-traded fund shares may differ from their NAV as a result of market supply and demand, the shares may trade at a premium or discount

Risks Applicable to Both Funds

• Market Risk. A Fund’s share price can fall because of weakness in the broad market, a particular industry or specific holdings. A Fund’s investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

• Small Cap Companies. Smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

• Mid Cap Companies. Mid-sized companies may be subject to more abrupt or erratic movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

• Large Cap Companies. Larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

• Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to great degrees of change in their earnings and prospects.

•   Investment Style Risk. Different investment styles such as growth or value investing tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

• Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund’s yield. Mortgage-related securities may be less likely than other debt securities to increase in value during periods of falling interest rates. In addition, loans and loan participations may be more difficult to sell than other investments and are subject to the risk of borrower default. The debt securities in the Balanced Fund’s or the underlying fund’s (for the ETF Fund) portfolio are subject to credit risk. Credit risk is the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

• Non-Investment Grade Debt Securities. Non-investment grade debt securities are sometimes referred to as “junk bonds” and may be very risky with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund that invests in non-investment grade debt securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

• Foreign Investing Risk. Investing in foreign securities by a Fund (or underlying funds for the ETF Fund) poses unique risks. These include loss of value due to fluctuation in currency exchange rates and other factors, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

• Emerging Market Countries. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

The sub-advisor’s asset allocation models do not successfully anticipate market trends.

Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Fund’s principal investment goal and strategies, and could result in lower returns and loss of market opportunities.  For a detailed discussion of the Funds’ risks, see the section titled “Risks” below.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information relating to the Balanced Fund and the ETF Fund.

How do the Funds’ fees and expenses compare?

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund, but does not reflect the effect of any fees or other expenses of any variable annuity or variable life insurance product. If variable annuity or variable life contract fees were included, expenses would be higher.  The table titled “Annual Fund Operating Expenses” shows you what the fees and expenses are estimated to be assuming the Reorganization takes place.

The fees and expenses for the Balanced Fund and the Class I shares of the ETF Fund set forth in the following tables and in the examples are based on the expenses for the Funds for the fiscal year ended December 31, 2007.  The pro forma expenses for Class I shares of the ETF Fund as set forth below are based on what the estimated expenses of the Fund would have been as of December 31, 2007 if the Reorganization had taken place as of that date.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Balanced Fund	ETF Fund (Class I)	ETF Fund Pro Forma After Reorganization (Class I)
Management Fees	0.80%	0.40%	0.40%
Distribution (12b-1 Fee)	None	None	None
Other Expenses	0.74%	0.62%	0.62%
Shareholder Service Fees(1)	0.25%	0.25%	0.25%
Administration Fees	0.20%	0.20%	0.20%
Other Expenses	0.29%	0.17%	0.17%
Acquired Fund Fees and Expenses (AFFE)(2)	0.00%	0.21%	0.21%
Total Annual Fund Operating Expenses Before Contractual Fee Waiver/Expense Reimbursement	1.54%	1.23%	1.23%
Less Contractual Fee Waiver/Expense Reimbursement(3)	0.39%	0.27%	0.27%
Net Total Operating Expenses (including AFFE)	1.15%	0.96%	0.96%

(1)   The table above has been restated to reflect the 0.25% Shareholder Service Fees that were effective January 1, 2008.

(2)   AFFE are not fees or expenses incurred by the ETF Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. AFFE will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.  The impact of AFFE is shown in “Net Total Operating Expenses (including AFFE).”

(3)   Under the Expense Limitation Agreement between the Advisor and the Trust, the Advisor has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Total Operating Expenses (excluding AFFE) to 1.15% for the Balanced Fund and 0.75% for the Class I shares of the ETF Fund.   This expense limitation will remain in effect until at least May 1, 2009.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples are intended to help you compare the cost of investing in the Balanced Fund versus the Class I shares of the ETF Fund and the ETF Fund (Pro Forma), assuming the Reorganization takes place.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same, except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life policy. If these fees and expenses were included, costs in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Examples of Fund Expenses

	One Year	Three Years	Five Years	Ten Years
Balanced Fund	$117	$448	$803	$1,801
ETF Fund (Class I)	$98	$364	$650	$1,465
ETF Fund (Class I) Pro Forma	$98	$364	$650	$1,465

How do the Funds’ performance records compare?

The following bar chart shows how the Balanced Fund and the ETF Fund have performed in the past.  A Fund’s past performance does not necessarily indicate how it will perform in the future.

Year-by-Year Total Return (%)

The chart below shows the percentage gain or loss for the shares of the Balanced Fund for the last ten calendar years and for the ETF Fund’s Class I shares since inception of the Fund on July 16, 2004.   The performance information shown does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return. The Fund’s past performance does not necessarily indicate how it will perform in the future.

This chart should give you a general idea of the risks of investing in the Funds by showing how the Funds’ returns have varied from year to year.  This chart does not reflect any sales charges.  A Fund can also experience short-term performance swings as indicated in the best and worst quarter information at the bottom of the chart.

BALANCED FUND

Best Quarter: 6/30/03	10.47%
Worst Quarter: 9/30/02	-9.20%

ETF FUND

Best Quarter: 12/31/06	4.75%
Worst Quarter: 3/31/05	-1.50%

The next table lists the average annual total return of the Balanced Fund and Class I shares of the ETF Fund for the past calendar year and since inception (through December 31, 2007).  This table includes the effects of Fund expenses and is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table.  An index does not reflect fees or expenses.  It is not possible to invest directly in an index.

Average Annual Total Returns (for the period ended 12/31/2007)

	1 Year	Five Years	10 Years
Balanced Fund	5.48%	10.70%	7.29%
S&P 500 Index(1)	5.49%	12.81%	5.90%
Lehman Brothers U.S. Aggregate Index(2)	6.97%	4.42%	5.97%
Blend – 60% S&P 500, 40% Lehman Brothers U.S. Aggregate(3)	6.08%	9.55%	6.36%

(1) The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index reflects no deduction for fees, expenses or taxes; you cannot invest directly in an index.

(2)  The Lehman Brothers U.S. Aggregate Index is comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.  The Lehman Brothers U.S. Aggregate Index reflects no deductions for fees, expenses or taxes; you cannot invest directly in an index.

(3)  The performance shown reflects a blended index comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index.

Average Annual Total Returns (for the period ended 12/31/2007)

	1 Year	Since Inception*
ETF Fund (Class I shares)	5.24%	7.99%
S&P Composite 1500 Index(1)	5.55%	10.98%
Lehman Brothers U.S. Aggregate Index(2)	6.97%	4.96%
Blend – 80% S&P Composite 1500, 20% Lehman Brothers U.S. Aggregate(3)	6.22%	8.63%

*  The Fund commenced operations on July 16, 2004.

(1) The S&P Composite 1500 Index combines the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index in an efficient way to create a broad market portfolio representing 90% of U.S. equities. The S&P Composite 1500 Index reflects no deductions for fees, expenses or taxes; you cannot invest directly in an index.

(2)  The Lehman Brothers U.S. Aggregate Index is comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.  The Lehman Brothers U.S. Aggregate Index reflects no deductions for fees, expenses or taxes; you cannot invest directly in an index.

(3)  The performance shown reflects a blended index comprised of 80% of the S&P Composite 1500 Index and 20% of the Lehman Brothers U.S. Aggregate Index.

Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.  Important information about the ETF Fund is also contained in management’s discussion of the ETF Fund’s performance that appears in the most recent Annual Report of the Trust relating to the Fund.

Who will be the investment advisor of my Fund after the Reorganization? What will the advisory and sub-advisory fees be after the Reorganization?

Management of the Funds

The Board is responsible for and supervises the overall management of the Balanced Fund and the ETF Fund.

Advisor

Touchstone Advisors, Inc. is the investment advisor for each Fund.  The Advisor has contracted with the sub-advisors to make the day-to-day investment decisions for each of the Funds.  The Advisor is responsible for overseeing the Trust’s sub-advisors and for making recommendations to the Board relating to hiring and replacing the sub-advisors.  As of December 31, 2007, the Advisor had assets under management of approximately $8.277 billion.  The Advisor is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or the Advisor other than by reason of serving as a sub-advisor to one or more Touchstone Funds.

Sub-Advisors

Upon the Reorganization, the ETF Fund will continue to be solely managed by its current Sub-Advisor, Todd Investment Advisors, Inc. (“Todd”) Todd is located at 101 South Fifth Street, Suite 3160, Louisville, KY 40202.  Todd has been a registered investment advisor since 1967 and has managed the ETF Fund since its inception.

Todd is responsible for determining the asset allocation model for the investments held by the ETF Fund according to its investment goals and strategies. John J. White is the lead manager of the ETF Fund. He has 8 years of experience in creating and maintaining model portfolios. Mr. White is supported by Curtiss M. Scott, Jr.  The Trust’s SAI provides more information regarding Mr. White’s compensation, other accounts managed by Mr. White and his ownership of securities in the ETF Fund.

Todd is an affiliate of the Advisor. Therefore, the Advisor may have a conflict of interest when making decisions to keep Todd as the Fund’s Sub-Advisor. The Board reviews the Advisor’s decisions, with respect to the retention of Todd, to reduce the possibility of a conflict of interest situation.

Oppenheimer Capital LLC (“Oppenheimer”) serves as the current Sub-Advisor to the Balanced Fund.  Oppenheimer is located at 1345 Avenue of the Americas, New York, NY 10105.  Oppenheimer has been a registered investment advisor since 1969 and has managed the Fund since June 2005. From 1997 until June 2005, OpCap Advisors LLC, a subsidiary of Oppenheimer, managed the Fund.

Advisory Fees

The Balanced Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.80% of the Fund’s average daily net assets.  The ETF Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.40% of the Fund’s average daily net assets.

The Advisor may, at its discretion, reduce or waive its fee or reimburse each Fund for certain of its other expenses in order to reduce the expense ratios.  The Advisor has contractually agreed to waive fees and reimburse expenses in order to limit the Funds’ annual operating expenses. However, for purposes of these waivers, the cost of AFFE, if any, is excluded from the Advisor’s waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  These fee waivers and expense reimbursements will remain in effect until May 1, 2009.

Upon the Reorganization, the ETF Fund will pay the Advisor a monthly investment advisory fee at the annual rate of 0.40%.

A full discussion regarding the Board’s basis for approving the Trust’s Investment Advisory Agreement with Touchstone Advisors and the Investment Sub-Advisory Agreement is provided in the Trust’s annual report to shareholders for the fiscal year ended December 31, 2007.

Sub-Advisory Fees

Under the terms of the Sub-Advisory Agreements, Oppenheimer and Todd are paid by the Advisor for providing sub-advisory services to the Balanced Fund and the ETF Fund, respectively.  The Advisory pays Oppenheimer a fee at an annual rate of 0.60% that is paid monthly based on the Balanced Fund’s average daily net assets.  The Advisor pays Todd a fee at an annual rate of 0.10% that is paid monthly based on the ETF Fund’s average daily net assets.  The Funds do not pay a fee to their respective Sub-Advisors.  The Advisor’s affiliate, Integrity Life Insurance Company, has guaranteed that Todd will receive a minimum annual fee of $10,000 for the ETF Fund.

Upon the Reorganization, the ETF Fund will pay Todd a monthly investment advisory fee at the annual rate of 0.10%.

What will be the primary federal tax consequences of the Reorganization?

While the Reorganization is not structured as a tax-free reorganization with respect to the Funds themselves for purposes of federal tax, to the extent that contract holders are beneficial owners of the Balanced Fund through tax-deferred variable annuity and/or insurance products, the Reorganization will not result in a taxable event for federal income tax purposes.

RISKS

Are the risk factors for the Funds similar?

Yes.  The risk factors are similar due to similar investment goals and similar investment strategies of each Fund.  However, the ETF Fund may be subject to higher risk than the Balanced Fund due to its investments in certain underlying funds which have their own separate risks.

What are the primary risks of investing in each Fund?

An investment in either Fund is subject to certain risks.  There is no assurance that the investment performance of any Fund will be positive or that the Funds will meet their investment goals.  Loss of money is a risk of investing in either of these Funds.  The following discussions highlight the primary risks associated with an investment in each Fund.

Market Risk. Each Fund normally invests its assets primarily in common stocks and is subject to the market risk.  Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into three broad market capitalization categories – large cap, mid cap and small cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of smaller cap companies, investors may migrate to the stocks of smaller-sized companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. The prices of stocks tend to go up and down more than the prices of bonds.

•                  Small Cap Companies.  Smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

•                  Mid Cap Companies.  Mid-sized companies may be subject to more abrupt or erratic movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Large Cap Companies.  Larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investment Style Risk.  The Balanced Fund invests in “value” stocks.  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include value and growth investing.

Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

Technology Securities.  Both Funds may invest in securities of the technology sector.  The value of technology securities may fluctuate dramatically, and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete, and the risk that new products will not meet expectations or even reach the market.

Initial Public Offering (“IPO”) Risk.  The Balanced Fund may be subject to IPO Risk.  The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When a Fund’s asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of investments in IPOs on the Fund’s performance probably will decline, which could reduce performance.

Debt Security Risk.  The Balanced Fund (and certain underlying funds for the ETF Fund) invests in debt securities and is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.  To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund’s yield. Mortgage-related securities may be less likely than other debt securities to increase in value during periods of falling interest rates. In addition, loans and loan participations may be more difficult to sell than other investments and are subject to the risk of borrower default.

The debt securities in the Balanced Fund’s (or the underlying fund of the ETF Fund) portfolio are subject to credit risk. Credit risk is the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

Non-Investment Grade Debt Securities. Non-investment grade debt securities are sometimes referred to as “junk bonds” and may be very risky with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund that invests in non-investment grade debt securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment  grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

Non-Diversification Risk.  If an underlying fund in the ETF Fund is non-diversified, it may hold fewer securities than a diversified fund. Because a non-diversified fund’s holdings may be more concentrated, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Special Risks of Investing in the ETF Fund.   The value of an investment in the Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds. The key risks of an investment in the Fund include the key risks of investing in the underlying funds. The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

•                  If the securities market as a whole goes down

•                  If any of the underlying funds in the Fund’s portfolio do not increase in value as expected

•                  If interest rates go up, causing the value of debt securities held by an underlying fund to decline

•                  If returns from the types of securities in which an underlying fund invests underperform returns from the various general securities markets or different asset classes

•                  Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

•                  Because an underlying index may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political or regulatory occurrence than a fund that is not overweighted in an industry, group of industries or sector.

•                  Because the market value of exchange-traded fund shares may differ from their NAV as a result of market supply and demand, the shares may trade at a premium or discount

The Sub-Advisor’s asset allocation models do not successfully anticipate market trends.

Are there any other risks of investing in each Fund?

Foreign Risk.  Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

Emerging Market Countries.  Investments in countries that are still relatively underdeveloped involve exposure to economic structures that are generally less diverse and mature than those in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

Other Risks.  Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions.  This strategy may be inconsistent with the Funds’ principal investment goals and strategies, and could result in lower returns and loss of market opportunities.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with comparable investment goals and investment strategies that serve as financing vehicles for variable annuity contracts issued by Western & Southern Group and its affiliates and are managed by the Advisor.  The Reorganization may lead to potential efficiencies and economies of scale for shareholders.  Also, the Reorganization could result in lower operating expenses by reducing certain fund expenses associated with operating multiple funds.

At a regular meeting held on November 15, 2007, the Board, including the Disinterested Trustees, considered and approved the Reorganization, and in doing so determined that the Reorganization was in the best interests of shareholders of the Balanced Fund and the ETF Fund, and further determined that the interests of existing shareholders of the Balanced Fund and the ETF Fund will not be diluted as a result of the transaction contemplated by the Reorganization.  In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by the Advisor.  These materials included written information regarding operations and financial conditions of the Funds and principal terms and conditions of the Reorganization.  The Board noted that the ETF Fund will have a comparable investment goal and investment strategies to those of the Balanced Fund.  In addition, on a pro forma basis after the Reorganization, net operating expenses of the ETF Fund are anticipated to be lower than those of the Balanced Fund.

The Board was also advised that as of October 31, 2007, the Balanced Fund had net assets of approximately $28.7 million, and the ETF Fund had assets of approximately $48 million at that date.  Representatives of the Advisor suggested that, if the Reorganization is approved, the Funds’ combined assets could lead to operating efficiencies and lower operating costs for the Funds’ shareholders.  Accordingly, by merging the Balanced Fund and the ETF Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread.  The Board considered that if the Plan is approved, shareholders of the Balanced Fund would realize an immediate reduction in the net operating expenses paid on their investment, while recognizing that there can be no assurance that additional future operational savings will be realized.

The Board also considered that the Balanced Fund is experiencing stagnant asset growth due in part to the current market demand for “asset allocation” variable annuity products as opposed to “balanced” products.  The Reorganization will provide an opportunity for shareholders of the Balanced Fund to potentially realize operating efficiencies through the increased asset size of the ETF Fund post-Reorganization as well as a lower total expense ratio.

In addition, the Board considered, among other things:

•                  the terms and conditions of the Reorganization;

•                  the investment advisory and other fees paid by the Funds and the projected expense ratios of the ETF Fund as compared with those of the Balanced Fund;

•                  the advice and recommendation of the Advisor, including its opinion that in light of the foregoing, the Reorganization would be in the best interests of the Balanced Fund, the ETF Fund and their shareholders;

•                  the expenses of the Reorganization would not be borne by the Balanced Fund’s shareholders;

•                  the identical investment goals and substantially similar investment strategies of the Funds and their compatibility with each other;

•                  the fact that the ETF Fund will assume all of the liabilities of the Balanced Fund;

•                  the potential benefits to shareholders, including potential for future operating efficiencies, which may be achieved from the Reorganization; and

•                  alternatives available to shareholders of the Balanced Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Board was advised by Fund counsel and counsel to the Disinterested Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board concluded that the Reorganization would be in the best interests of the Balanced Fund, the ETF Fund and their respective shareholders, and that the interests of each Fund’s respective shareholders would not be diluted as a result of the Reorganization.  Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the Balanced Fund for approval.

The Board, including the Disinterested Trustees, has also approved the Plan on behalf of the ETF Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of the Balanced Fund will be acquired by the ETF Fund in exchange for Class I shares of the ETF Fund, and the assumption by the ETF Fund of all of the liabilities of the Balanced Fund on or about April 28, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, the Balanced Fund will endeavor to discharge all of its known liabilities and obligations.  The Balanced Fund will prepare an unaudited statement of its assets and liabilities as of the close of business on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on the business day immediately preceding the Closing Date (the “Valuation Date”).

At or prior to the Closing Date, the Balanced Fund will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund’s net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class I Shares of the ETF Fund to be received by the shareholders of the Balanced Fund will be determined by multiplying each number of outstanding shares of the Balanced Fund by a ratio which shall be computed by dividing the NAV per share of the shares of the Balanced Fund by the NAV per share of the Class I Shares of the ETF Fund.  These computations will take place as of the Valuation Date.

JPMorgan, the accounting agent of the Funds, will compute the value of each Fund’s respective portfolio of securities.  The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the ETF Fund, Rule 22c-1 under the 1940 Act, and the interpretations of that Rule by the staff of the SEC’s Division of Investment Management.

On or as soon after the Closing Date as conveniently practicable, the Balanced Fund will liquidate and distribute pro rata to the shareholders of record determined as of the close of business on the Valuation Date the full and fractional Class I shares of the ETF Fund received by the Balanced Fund.  The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Balanced Fund’s shareholders on the ETF Fund’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional Class I shares of the ETF Fund due to the Balanced Fund’s shareholders.  All issued and outstanding shares of the Balanced Fund will be canceled.  The Class I shares of the ETF Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued.  After these distributions and the winding up of its affairs, the Balanced Fund will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by the Balanced Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel.  Notwithstanding the approval of the Balanced Fund’s shareholders, the Plan may be terminated: (a) by the mutual agreement of the Balanced Fund and the ETF Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days, or (2) because a condition expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.  To the extent permitted by law and subject to the terms of the Plan, the Funds may also agree to terminate and abandon the Plan at any time before the approval of the Balanced Fund’s shareholders.  Following the Meeting, no amendment may be made to the Plan that would have the effect of changing the provisions for determining the number of Class I Shares of the ETF Fund to be issued to the shareholders of the Balanced Fund without shareholder approval.  Any material amendment to the Plan is subject to review by the Board to ensure that it is in the best interest of the shareholders of each Fund.

Whether or not the Reorganization is consummated, the Advisor will bear the expenses incurred in connection with the Reorganization.

If the Balanced Fund’s shareholders do not approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders.

Pro Forma Capitalization

The following table sets forth the capitalization of the Balanced Fund and the ETF Fund, and the capitalization of the ETF Fund on a pro forma basis as of December 31, 2007, giving effect to the proposed acquisition of assets at NAV.

	Balanced Fund	ETF Fund	ETF Fund (pro forma)	Exchange Ratio (shares)
Net Assets	$26,936,169	$29,016,823	$55,952,992
Shares Outstanding	1,737,726	2,302,074	4,439,865
Net Asset Value Per Share	$15.50	$12.60	$12.60	1.23

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the NAV and number of shares outstanding of each Fund at the time of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

In the proposed Reorganization, shareholders of the Balanced Fund will receive Class I shares of the ETF Fund.  Class I Shares of the ETF Fund to be issued upon consummation of the Reorganization will be issued at NAV and no sales charges will be imposed.

More detailed descriptions of the ETF Fund’s Service Class and Class I shares, and the distribution arrangements applicable to each class of shares are contained in the Prospectus and Statement of Additional Information relating to the ETF Fund.

Purchase Procedures

You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. You should read this prospectus and the prospectus of the variable annuity contract or variable life policy carefully before you choose your investment options.

Each Fund’s share price, also called NAV, is determined as of the close of trading (normally 4:00 p.m. Eastern Time) every day the NYSE is open. Each Fund calculates its NAV per share by dividing the total value of its net assets by the number of its shares outstanding. Shares are purchased or sold at the NAV next determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

Investor Alert: The Trust reserves the right to refuse any purchase order that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

Share Classes

The ETF Fund offers two classes of shares, Service Class and Class I shares.  Service Class shares have adopted a distribution plan under Rule 12b-1 of the 1940 Act. This plan allows the Fund to pay an annual fee of up to 0.25% of the average daily net assets of Service Class shares for the sale and distribution of shares by insurance companies (including affiliated insurance companies) that offer the Fund as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative related expenses incurred or paid in connection with the distribution of Service Class shares of the Funds. Because these fees are paid out of the Service Class shares’ assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Selling Your Shares

To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Funds may suspend sales of shares or postpone payment dates when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. The Funds’ exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

The Trust expects the insurance company separate accounts that invest in the Funds to have in place policies and procedures reasonably designed to deter market timing in the separate accounts by contract or policy holders.

Separate accounts often establish omnibus accounts in the Funds for their contract or policy holders through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with the insurance companies that use the Funds as underlying investment vehicles for their separate accounts. Under these agreements, an insurance company is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon their request, with information regarding contract or policy holder trading activities in shares of the Funds; and (3) enforce its market-timing policy with respect to contract or policy holders identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to an insurance company (an “indirect intermediary”), any insurance company with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of contract or policy holders or any other persons.

Investors in the Funds should be aware that the right of an owner of a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a contract owner may make among the underlying funds. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Funds and the contract and policy holders and other factors such as state insurance laws may limit a Fund’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in deterring such market timing activities.

The Funds apply these policies and procedures uniformly to all investors believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Dividend Policy

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Each Fund’s dividends are distributed and paid annually.  Distributions of any capital gains earned by a Fund will be made at least annually.

For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

After the Reorganization, shareholders of the Balanced Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the ETF Fund reinvested in Class I shares of the ETF Fund. Shareholders of the Balanced Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the ETF Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional Class I shares of the ETF Fund.

Each Fund has qualified to be treated as a regulated investment company under the Code.  To remain qualified as a regulated investment company, a Fund must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code.  While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

Tax Information

Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds’ shares, may be affected.  Each Fund’s distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Each Fund’s distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

For more information about the tax consequences of an investment in a variable annuity contract or variable life policy, see the prospectus for your variable annuity contract or variable life policy.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

The operations of the Trust are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (“Declaration of Trust”), its Amended and Restated By-Laws, and applicable Massachusetts law.  The organizational documents of the Trust are referred to generically in this section of the Prospectus/Proxy Statement as the Declaration of Trust and By-Laws.  Shareholders entitled to vote at the Meeting may obtain a copy of the Trust’s Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.  The following information summarizes shareholders’ rights under the Amended and Restated Declaration of Trust and Amended and Restated By-Laws.  The rights of the Balanced Fund shareholders and the ETF Fund shareholders are the same under these documents.

Form of Organization

As noted above, the Trust is organized as a Massachusetts business trust.  The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act.  The series of the Trust consist of the Balanced Fund, the ETF Fund and other mutual funds of various asset classes.  The Trust is governed by its Declaration of Trust, By-Laws, Board and applicable Massachusetts and federal laws.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value per share, of one or more series.  The Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval.  Fractional shares may be issued by each Fund.

The Balanced Fund offers one share class.  The ETF Fund offers two share classes:  Service Class and Class I.  Shares of the classes of the ETF Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees.  Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Board, as applicable.

Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions that affect only their particular Fund.  Shareholders of the ETF Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans that affect only that particular class.

Shareholder Meetings and Voting Rights

The Trust on behalf of either the Balanced Fund or the ETF Fund is not required to hold annual meetings of shareholders.  However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust.  Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the shares then outstanding.  In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings.  Cumulative voting is not permitted in the election of Trustees of the Trust.

Approval of a matter by the shareholders of the Trust requires, when a quorum is present at a meeting, the affirmative vote of a majority (greater than 50%) of the shares voted, and a plurality of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act).  A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the Trustees.

Under the Declaration of Trust, a Shareholder of each series or class shall be entitled to one vote for each dollar of NAV (number of Shares owned times NAV per Share) of such series or class owned by such Shareholder, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The Declaration of Trust provides that the Board may, to the extent consistent with applicable law, cause the Trust or a Fund to be merged or consolidated with another trust or company.

Limitation of Shareholder Liability

Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust have any power to bind personally any shareholder, nor, except as specifically provided in the Declaration of Trust, to call upon any shareholder for the payment of any sum of money or assessment other than the shareholder may personally agree to pay.

Liquidation

In the event of the liquidation of the Trust or a Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund.  The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them on the date of distribution.  The liquidation of any particular Fund may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting shares of that Fund, as defined in the 1940 Act.

Liability and Indemnification of Trustees

The Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (2) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such  advice; and (3) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a contracting party appointed by the Trustees pursuant to the Declaration of Trust.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust, its By-Laws and Massachusetts law and is not a complete description of those documents or law.  Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Massachusetts law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of the Balanced Fund in connection with a solicitation of proxies by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, April 25, 2008, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, and at any adjournments thereof.  This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Balanced Fund on or about March 31, 2008.

The Board has fixed the close of business on February 29, 2008 as the record date (the “Record Date”) for determining the shareholders of the Balanced Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof.

In voting for a Reorganization, a shareholder of each series or class shall be entitled to one vote for each dollar of NAV (number of shares owned times net asset value per share) of such series or class owned by such shareholder, on each matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Reorganization.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement or attend in person.  Guidelines on voting by proxy card are included immediately after the Notice of Special Meeting.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the interest represented by the proxy card in accordance with the instructions marked on the returned proxy card. Proxy cards that are properly executed and returned but are not marked with voting instructions will be voted FOR the Reorganization and FOR any other matters deemed appropriate.

The Trust serves as an investment vehicle through which insurance separate accounts invest in the Balanced Fund.  Contract holders who select the Balanced Fund for investment through an insurance contract have a beneficial interest in the Balanced Fund, but do not directly invest in or hold shares of the Balanced Fund.  The insurance companies, on behalf of the separate accounts, are the actual shareholders of the Balanced Fund but generally will vote their shares in accordance with instructions provided by contract holders.  Contract holders therefore have the right to instruct the insurance company on how to vote their interests with respect to the Reorganization.  An insurance company will vote the shares of the Balanced Fund held in its name for the separate accounts as directed by its contract holders.  This Prospectus/Proxy Statement is being mailed to contract holders to solicit instructions for voting shares of the Balanced Fund.

In the event that one or more contract holders investing in the Balanced Fund fails to provide the insurance company with voting instructions, the insurance company will vote the shares attributable to such contract holder(s) (for, against or abstaining) in the same proportions as all shares for which instructions have been received from other contract holders investing through those separate accounts.  Accordingly, it is possible that the Reorganization will be consummated on the vote of a small number of Balanced Fund shareholders.

If an authorization card is returned by a contract holder without indicating a voting instruction, the insurance company will vote those shares FOR the applicable Reorganization.

Approval of the Reorganization will require the affirmative of the lesser of (i) 67% of the Fund’s shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund’s outstanding shares.  Fifty percent (50%) of the Fund’s shares entitled to vote constitutes a quorum for the Balanced Fund, but any lesser number is sufficient for adjourning sessions.

Proxy solicitations will be made primarily by mail, but beginning on or about March 31, 2008, proxy solicitations may also be made by telephone, internet or personal solicitations conducted by officers and employees of the Advisor, its affiliates or other representatives of the Balanced Fund (who will not be paid for their soliciting activities).  In addition, proxy solicitations may be made by Broadridge, the Trust’s proxy solicitor.  The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Advisor whether or not shareholders approve the Reorganization.  Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the proposal.

If shareholders of the Balanced Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders.  If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of any lesser number of a majority of those shares represented at the Meeting in person or by proxy.  Abstentions and broker non-votes will have the effect of being counted as votes against the proposal at any adjournment. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of the Balanced Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.  In addition, if the Reorganization is consummated, shareholders will be free to redeem the shares of the ETF Fund that they receive in the transaction at their then-current NAV.  Shares of the Balanced Fund may be redeemed at any time prior to the Reorganization.  Shareholders of the Balanced Fund may wish to consult their tax advisors as to any different consequences of redeeming or exchanging their shares prior to the Reorganization.

If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Balanced Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

The votes of the shareholders of the ETF Fund are not being solicited by this Prospectus/Proxy Statement, and a vote of that Fund’s shareholders is not required to carry out the Reorganization.

Shareholder Information

The shareholders of the Balanced Fund at the close of business on February 29, 2008 will be entitled to be present and vote at the Meeting with respect to shares of the Balanced Fund owned as of the Record Date.  As of the Record Date, the Balanced Fund had the following number of shares outstanding:

Fund	Number of Shares
Balanced Fund	1,675,438.624

As of February 29, 2008, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Balanced Fund.

Control Persons and Principal Holders of Securities

On February 29, 2008, to the knowledge of the Board and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the Balanced Fund’s outstanding shares.

BALANCED FUND

Name and Address	Number of Shares	Percent of Fund
National Integrity Life Insurance Co. 400 Broadway Street Cincinnati, OH 45202	282,809.656	16.88%

Western-Southern Life Assurance Company 400 Broadway Street Cincinnati, OH 45202	680,655.187	40.63%

Western Southern Financial Group 400 Broadway Street Cincinnati, OH 45202	167,851.654	10.02%

Integrity Life Insurance Company 400 Broadway Street Cincinnati, OH 45202	513,461.954	30.65%

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust for the fiscal year ended December 31, 2007 and the financial statements and financial highlights for the periods indicated therein have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent registered public accountants, incorporated by reference herein, given upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the SEC:

Information about the Balanced Fund and the ETF Fund:	How to Obtain this Information: Copies are available upon request and without

Prospectus of the Trust relating to the Balanced Fund and the ETF Fund, dated May 1, 2007

Statement of Additional Information of the Trust relating to the Balanced Fund and the ETF Fund, dated May 1, 2007

Annual Report of the Trust relating to the Balanced Fund and the ETF Fund for the fiscal year ended December 31, 2007 charge if you:

Write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement;

Call (800) 543-0407 toll-free; or

Access the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Reorganization: Statement of Additional Information dated March 31, 2008, which relates to this Prospectus/Proxy Statement and the Reorganization

How to Obtain this Information:

Copies are available upon request and without charge if you:

Write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement; or

Call (800) 543-0407 toll-free.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials and charter documents with the SEC.  These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648.  Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN AND ANY UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 15th day of November, 2007, by and between Touchstone Variable Series Trust, a Massachusetts business trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio  45202 (the “Trust”), with respect to its Touchstone Moderate ETF Fund (the “Acquiring Fund”), and its Touchstone Balanced Fund (the “Selling Fund,” and when used collectively with the “Acquiring Fund,” the “Funds”).

The reorganization (the “Reorganization”) will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, without par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as set forth below, all upon the terms and conditions hereinafter set forth in this Agreement:

Reorganizing/Selling Fund Shares	Surviving/Acquiring Fund Shares - Class

Touchstone Balanced Fund	Touchstone Moderate ETF Fund – Class I

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of the Trust and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust, including a majority of Trustees that are not “interested persons,” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust have determined that the transactions contemplated herein are in the best interests of the Funds and that the interests of the Funds’ respective existing shareholders will not be diluted as a result;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND

LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange for the Selling Fund’s assets: (i) to deliver to the Selling Fund the number of Acquiring Fund Shares of its Class I, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.  The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.  The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments.  In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the

Selling Fund, such disposition would either violate the Selling Fund’s fiduciary duty to its shareholders.

1.3                                 LIABILITIES TO BE ASSUMED.  The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the Selling Fund’s liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4                                 LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5                                 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

1.6                                 TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7                                 REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8                                 TERMINATION.  The Fund shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1                                 VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date or such earlier or later date and time as may be mutually agreed by an authorized officer of each of the parties (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2                                 VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3                                 SHARES TO BE ISSUED.  The number of full and fractional Class I shares of the Acquiring Fund Shares to be issued in exchange for the Selling Fund’s assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund for its Class I on the Valuation Date, determined in accordance with paragraph 2.2. Shareholders of record of the Selling Fund at the Closing Date shall be credited with full and fractional Class I Shares of the Acquiring Fund.

2.4                                 DETERMINATION OF VALUE.  All computations of value shall be made by JPMorgan Chase, the Funds’ accounting agent, in accordance with its regular practice in pricing the shares and assets of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1                                 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 28, 2008 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2                                 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading, or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3                                 TRANSFER AGENT’S CERTIFICATE.  The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4                                 CUSTODIAN’S CERTIFICATE.  Brown Brothers Harriman & Co. (“BBH”), as custodian for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to its respective Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provisions for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1                                 REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)                                  The Selling Fund is a separate investment series of the Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

(b)                                 The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c)                                  The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e)                                  The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)                                    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)                                 The audited financial statements of the Selling Fund as of December 31, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

(h)                                 Since December 31, 2007, there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)                                     At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Selling Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

(j)                                     For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification and treatment as a regulated investment company and has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).

(k)                                  All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

(l)                                     At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)                               The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)                                 The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)                                 The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2                                 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)                                  The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

(b)                                 The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)                                  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)                                 The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)                                  Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or its ability to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)                                    The audited financial statements of the Acquiring Fund as of December 31, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g)                                 Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)                                 At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

(i)                                     For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward).

(j)                                     All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)                                  The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)                                     The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m)                               The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n)                                 The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)                                 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1                                 OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2                                 APPROVAL BY SHAREHOLDERS.  The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3                                 INVESTMENT REPRESENTATION.  The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4                                 ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.5                                 FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6                                 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of section 381 of the Code, and certified by the Fund’s President, Vice President or Treasurer.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further condition:

6.1                                 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Fund’s President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1                                 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2                                 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1                                 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2                                 On the Closing Date, the Commission shall not have issued an unfavorable report under section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3                                 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.4                                 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5                                 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.6                                 The Funds shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Funds, covering the following points:

(a)                                  The Funds are separate investment series of the Trust, which is duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b)                                 The Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)                                  This Agreement has been duly authorized, executed and delivered by the Funds and is a valid and binding obligation of each of the Selling Fund and the Acquiring Fund enforceable against the other in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)                                 To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(e)                                  To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Funds or any of its respective properties or assets, and neither Fund is a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, that materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

(f)                                    Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of each Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Funds are legally issued and fully paid and non-assessable.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne and paid by Touchstone Advisors, Inc., the investment advisor to the Funds.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  All such fees and expenses so borne and paid by Touchstone Advisors, Inc. shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Touchstone Advisors, Inc. to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.

Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2         The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or their Trustees or officers to the other party.  In such event, Touchstone Advisors, Inc. shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5         With respect to the Fund, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Fund.  The obligations of the Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Fund, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TOUCHSTONE VARIABLE SERIES TRUST ON BEHALF OF TOUCHSTONE BALANCED FUND

By:	/s/ Jill T. McGruder

Name: Jill T. McGruder
Title: President

TOUCHSTONE VARIABLE SERIES TRUST ON BEHALF OF TOUCHSTONE MODERATE ETF FUND

By:	/s/ Jill T. McGruder

Name: Jill T. McGruder
Title: President

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

Acquisition of Assets of

TOUCHSTONE BALANCED FUND

a series of

TOUCHSTONE VARIABLE SERIES TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

By and In Exchange For Shares of

TOUCHSTONE MODERATE ETF FUND

a series of

TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 31, 2008, relating specifically to the proposed transfer of all of the assets and liabilities of Touchstone Balanced Fund (the “Balanced Fund”), a series of Touchstone Variable Series Trust (the “Trust”), in exchange for Class I shares of Touchstone Moderate ETF Fund (the “ETF Fund”), also a series of the Trust, and the assumption by the ETF Fund of all of the liabilities of the Balanced Fund.  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of the Trust relating to the Balanced Fund and the ETF Fund dated May 1, 2007; and

(2) Annual Report of the Trust relating to the Balanced Fund and the ETF Fund for the period ended December 31, 2007.

A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

The Pro Forma Financial Statements for the Reorganization are provided on the following pages.

PRO FORMA FINANCIAL INFORMATION

Introductory Note to Pro Forma Financial Information

The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Balanced Fund to the Moderate ETF Fund, accounted for as if each transfer had occurred as of December 31, 2007.  In addition, each pro-forma combined statement has been prepared based upon the proposed fee and expense structure of the Moderate ETF Fund.

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Balanced Fund and Moderate ETF Fund incorporated herein by reference in this Statement of Additional Information.

Touchstone Variable Series Trust

Touchstone Moderate ETF Fund

Pro Forma Combining Statement of Assets and Liabilities

December 31, 2007

(Unaudited)

	Touchstone Balanced Fund	Touchstone Moderate ETF Fund	Pro Forma Adjustments		Pro Forma Touchstone Variable Series Trust Moderate ETF Fund
Assets:
Investments, at cost	$26,577,847	$46,003,382	$2,203,128	(A),(C)	$74,784,357
Affiliated securities, at market value	$25,489	$488,746	$(25,489	)(B)	$488,746
Non-affiliated securities, at market value	27,708,340	47,397,298	25,489	(B)	75,131,127
Investments, at market value - including $827,452 of securities loaned for the Balanced Fund	$27,733,829	$47,886,044	$(835,516	)(A)	$74,784,357
Cash	105,620	—			105,620
Receivable for:
Dividends	15,862	324,852			340,714
Interest	82,504	2,297			84,801
Fund shares sold	11,989	72,136			84,125
Securities lending income	357	—			357
Tax reclaim receivable	228	—			228
Total Assets	27,950,389	48,285,329	(835,516)		75,400,202

Liabilities:
Payable for:
Return of collateral for securities on loan	835,516	—	(835,516	)(A)	—
Fund shares redeemed	35,628	8,335			43,963
Investments purchased	105,620	—			105,620
Payable to Investment Advisor	12,434	13,917			26,351
Payable to other affiliates	2,823	2,777			5,600
Payable to Trustees	2,052	1,377			3,429
Other accrued expenses	20,147	22,359			42,506
Total Liabilities	1,014,220	48,765	(835,516)		227,469

Net Assets	$26,936,169	$48,236,564	$—		$75,172,733

Net assets consist of:
Paid-in capital	$22,610,093	$44,569,513	$		$67,179,606
Accumulated net investment income	531,581	1,055,258			1,586,839
Accumulated net realized gains on investments	2,638,525	729,131	3,038,632	(C)	6,406,288
Net unrealized appreciation on investments	1,155,970	1,882,662	(3,038,632	)(C)	—
Net Assets	$26,936,169	$48,236,564	$—		$75,172,733

By Class:

Net Assets:
Class I	$26,936,169	$29,016,823	$		$55,952,992
Class SC	$—	$19,219,741	$		$19,219,741

Outstanding Shares:
Class I	1,737,726	2,302,074	2,137,791		4,439,865
Class SC	—	1,530,975			1,530,975

Net Asset Value Per Share:
Class I	$15.50	$12.60	$		$12.60
Class SC	$—	$12.55	$		$12.55

(A) Represents the elimination of securities on loan (and associated collateral) from the Touchstone Variable Series Trust Balanced Fund.

(B) Due to re-allocation of portfolio holdings.

(C) Due to taxable reorganization.

See accompanying pro forma notes to combining financial statements.

2

Touchstone Variable Series Trust

Touchstone Moderate ETF Fund

Pro Forma Combining Statement of Operations

For the Twelve Months Ended December 31, 2007

(Unaudited)

	Touchstone Balanced Fund	Touchstone Moderate ETF Fund	Pro Forma Adjustments		Pro Forma Touchstone Variable Series Trust Moderate ETF Fund
Investment Income:
Dividends from affiliated securities	$21,702	$33,134	$		$54,836
Dividends from non-affiliated securities (1)	306,044	1,242,818			1,548,862
Interest	459,959	196			460,155
Income from securities loaned	1,143	—	(1,143	)(E)	—
Total Investment Income	788,848	1,276,148	(1,143)		2,063,853

Expenses
Investment advisory fees	236,195	157,154	(121,704	)(A)	271,645
Administration fees	59,049	78,578			137,627
Compliance fees and expenses	1,486	1,768	(1,326	)(C)	1,928
Custody fees	14,238	5,990			20,228
Distribution expenses - Class SC	—	25,300			25,300
Professional fees	17,555	18,837	(15,000	)(C)	21,392
Transfer Agent fees	30,000	30,000	(30,000	)(C)	30,000
Trustee fees	5,119	5,554	(4,781	)(B)	5,892
Other expenses	17,946	6,372	(12,000	)(C)	12,318
Total Expenses	381,588	329,553	(184,811)		526,330
Fees waived and/or expenses reimbursed by the Investment Advisor	(55,962)	(28,835)	66,669	(A)	(18,128)
Fees waived by the Administrator	(59,049)	(78,578)			(137,627)
Fees reduced by Custodian	(887)	—			(887)
Net Expenses	265,690	222,140	(118,142)		369,688

Net Investment Income	523,158	1,054,008	116,999		1,694,165

Realized and Unrealized Gains:
Net realized gain (loss) on:
Investments	2,652,877	775,618	3,038,632	(F)	6,467,127
Foreign currency	(7,151)	—	7,151	(D)	—
	2,645,726	775,618	3,045,783		6,467,127

Net change in unrealized appreciation/depreciation on:
Investments	(1,526,515)	(145,033)	(3,038,632	)(F)	(4,710,180)
Foreign currency	10,128	—	(10,128	)(D)	—
	(1,516,387)	(145,033)	(3,048,760)		(4,710,180)

Net Realized and Unrealized Gains	1,129,339	630,585	(2,977)		1,756,947

Net Increase in Net Assets from Operations	$1,652,497	$1,684,593	$114,022		$3,451,112

(1) Net of foreign tax withholding of:	$2,990	$—	$	$2,990

(A)	Based on contract in effect for the legal surviving fund.

(B)	Based on Trustee compensation plan for the Trust divided by remaining number of funds.

(C)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

(D)	Adjustment to reflect the elimination of foreign holding activity.

(E)	Represents the elimination of securities on loan (and associated collateral) from the Touchstone Variable Series Trust Balanced Fund.

(F)	Due to taxable reorganization.

See accompanying pro forma notes to combining financial statements.

3

Touchstone Variable Series Trust

Touchstone Moderate ETF Fund

Pro Forma Combining Portfolio of Investments

December 31, 2007

(Unaudited)

							Pro Forma Combined
	Touchstone		Touchstone				Touchstone Variable Series Trust
	Balanced Fund		Moderate ETF Fund		Pro Forma Adjustments		Moderate ETF Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Common Stocks — 99.4% (A)
Autos and Transportation — 0.0% (A)
Continental Airlines, Inc. - Class B*	8,100	180,225	0	0	(8,100)	(180,225)	0	0
Oshkosh Truck Corp.	3,400	160,684	0	0	(3,400)	(160,684)	0	0
UTI Worldwide, Inc.	7,600	148,960	0	0	(7,600)	(148,960)	0	0
		489,869		0		(489,869)		0

Consumer Discretionary — 0.0% (A)
Cheesecake Factory, Inc.*†	9,400	222,874	0	0	(9,400)	(222,874)	0	0
ChoicePoint, Inc.*	4,700	171,174	0	0	(4,700)	(171,174)	0	0
Geo Group, Inc.*	7,300	204,400	0	0	(7,300)	(204,400)	0	0
Lamar Advertising Co.	4,000	192,280	0	0	(4,000)	(192,280)	0	0
Monster Worldwide, Inc.*	11,800	382,320	0	0	(11,800)	(382,320)	0	0
Nordstrom, Inc.	4,900	179,977	0	0	(4,900)	(179,977)	0	0
Omnicom Group, Inc.	11,100	527,583	0	0	(11,100)	(527,583)	0	0
TJX Co., Inc.	12,900	370,617	0	0	(12,900)	(370,617)	0	0
WPP Group plc - ADR	4,900	315,021	0	0	(4,900)	(315,021)	0	0
		2,566,246		0		(2,566,246)		0

Consumer Staples — 0.0% (A)
J.M. Smucker Co.	3,500	180,040	0	0	(3,500)	(180,040)	0	0
Smithfield Foods, Inc.*	4,300	124,356	0	0	(4,300)	(124,356)	0	0
SUPERVALU, Inc.	7,400	277,648	0	0	(7,400)	(277,648)	0	0
Unilever N.V.	10,900	397,414	0	0	(10,900)	(397,414)	0	0
		979,458		0		(979,458)		0

Energy — 0.0% (A)
ConocoPhillips	5,900	520,970	0	0	(5,900)	(520,970)	0	0
FMC Technologies, Inc.*	6,600	374,220	0	0	(6,600)	(374,220)	0	0
Hess Corp.	3,400	342,924	0	0	(3,400)	(342,924)	0	0
National-Oilwell Varco, Inc.*	2,500	183,650	0	0	(2,500)	(183,650)	0	0
NRG Energy, Inc.*	6,100	264,374	0	0	(6,100)	(264,374)	0	0
Range Resources Corp.	5,900	303,024	0	0	(5,900)	(303,024)	0	0
		1,989,162		0		(1,989,162)		0

Exchange Traded Funds — 99.3% (A)
iShares Lehman Aggregate Bond Fund	0	0	187,070	18,867,880	104,009	10,490,342	291,079	29,358,222
iShares MSCI EAFE Index Fund	0	0	72,380	5,685,449	41,092	3,227,797	113,472	8,913,246
iShares S&P 500 Index Fund	0	0	12,840	1,882,858	7,337	1,075,932	20,177	2,958,790
iShares S&P 500/BARRA Growth Index Fund	0	0	98,390	6,877,461	53,874	3,765,764	152,264	10,643,225
iShares S&P 500/BARRA Value Index Fund	0	0	124,440	9,513,438	73,887	5,648,646	198,327	15,162,084
iShares S&P MidCap 400/BARRA Growth Index Fund	0	0	16,410	1,467,875	9,021	806,950	25,431	2,274,825
iShares S&P MidCap 400/BARRA Value Index Fund	0	0	22,410	1,782,491	13,527	1,075,932	35,937	2,858,423
iShares S&P SmallCap 600/BARRA Growth Index Fund	0	0	3,440	463,746	1,995	268,983	5,435	732,729
iShares S&P SmallCap 600/BARRA Value Index Fund	0	0	12,230	856,100	7,685	537,967	19,915	1,394,067
		0		47,397,298		26,898,313		74,295,611

Financial Services — 0.0% (A)
AMB Property Corp.	3,000	172,680	0	0	(3,000)	(172,680)	0	0
Bank of New York Mellon Corp.	4,000	195,040	0	0	(4,000)	(195,040)	0	0
Capital One Financial Corp.	3,600	170,136	0	0	(3,600)	(170,136)	0	0
CIT Group, Inc.	11,600	278,748	0	0	(11,600)	(278,748)	0	0
Citigroup, Inc.	5,300	156,032	0	0	(5,300)	(156,032)	0	0
Countrywide Financial Corp.†	17,000	151,980	0	0	(17,000)	(151,980)	0	0
Everest Re Group, Ltd.	2,350	235,940	0	0	(2,350)	(235,940)	0	0
JPMorgan Chase & Co.	13,900	606,734	0	0	(13,900)	(606,734)	0	0
Lehman Brothers Holdings	4,000	261,760	0	0	(4,000)	(261,760)	0	0
Prosperity Bancshares, Inc.	6,200	182,218	0	0	(6,200)	(182,218)	0	0
Reinsurance Group of America, Inc.†	3,300	173,184	0	0	(3,300)	(173,184)	0	0
RenaissanceRe Holdings, Ltd.	3,200	192,768	0	0	(3,200)	(192,768)	0	0
Wachovia Corp.	7,000	266,210	0	0	(7,000)	(266,210)	0	0
		3,043,430		0		(3,043,430)		0

Health Care — 0.0% (A)
Beckman Coulter, Inc.	3,000	218,400	0	0	(3,000)	(218,400)	0	0
Biogen Idec, Inc.*	2,100	119,532	0	0	(2,100)	(119,532)	0	0
Health Net, Inc.*	6,300	304,290	0	0	(6,300)	(304,290)	0	0
Pharmaceutical Product Development, Inc.	13,200	532,884	0	0	(13,200)	(532,884)	0	0
WellPoint, Inc.*	3,100	271,963	0	0	(3,100)	(271,963)	0	0
		1,447,069		0		(1,447,069)		0

4

Materials and Processing — 0.0% (A)
Companhia Vale do Rio Doce - ADR	8,000	261,360	0	0	(8,000)	(261,360)	0	0
Cytec Industries, Inc.	2,500	153,950	0	0	(2,500)	(153,950)	0	0
DuPont Fabros Technology, Inc.	6,800	133,280	0	0	(6,800)	(133,280)	0	0
Mosaic Co.*	4,300	405,662	0	0	(4,300)	(405,662)	0	0
		954,252		0		(954,252)		0

Producer Durables — 0.0% (A)
3M Co.	4,200	354,144	0	0	(4,200)	(354,144)	0	0
ASML Holding N.V.	8,300	259,707	0	0	(8,300)	(259,707)	0	0
Boeing Co.	5,900	516,014	0	0	(5,900)	(516,014)	0	0
Centex Corp.†	13,000	328,380	0	0	(13,000)	(328,380)	0	0
General Electric Co.	8,200	303,974	0	0	(8,200)	(303,974)	0	0
Joy Global, Inc.	6,200	408,084	0	0	(6,200)	(408,084)	0	0
KLA-Tencor Corp.	5,300	255,248	0	0	(5,300)	(255,248)	0	0
Molex, Inc. - Class A	7,000	183,890	0	0	(7,000)	(183,890)	0	0
Raytheon Co.	2,900	176,030	0	0	(2,900)	(176,030)	0	0
Teradyne, Inc.*	15,000	155,100	0	0	(15,000)	(155,100)	0	0
		2,940,571		0		(2,940,571)		0

Technology — 0.0% (A)
Amphenol Corp. - Class A	7,000	324,590	0	0	(7,000)	(324,590)	0	0
CACI International, Inc. - Class A*	4,100	183,557	0	0	(4,100)	(183,557)	0	0
Dice Holdings, Inc.*	18,000	143,820	0	0	(18,000)	(143,820)	0	0
Jabil Circuit, Inc.	20,300	309,981	0	0	(20,300)	(309,981)	0	0
Microsoft Corp.	14,300	509,080	0	0	(14,300)	(509,080)	0	0
Taiwan Semiconductor Manufacturing Co. - ADR	17,100	170,316	0	0	(17,100)	(170,316)	0	0
		1,641,344		0		(1,641,344)		0

Utilities — 0.0% (A)
American Electric Power Co., Inc.	5,800	270,048	0	0	(5,800)	(270,048)	0	0
Constellation Energy Group	3,400	348,602	0	0	(3,400)	(348,602)	0	0
SCANA Corp.	3,600	151,740	0	0	(3,600)	(151,740)	0	0
Windstream Corp.	13,300	173,166	0	0	(13,300)	(173,166)	0	0
		943,556		0		(943,556)		0

Total Common Stocks/Exchange Traded Funds		16,994,957		47,397,298		9,903,356		74,295,611

Foreign Stock — 0.0% (A)
Health Care — 0.0% (A)
Roche Holding AG	3,600	621,418	0	0	(3,600)	(621,418)	0	0
		621,418		0		(621,418)		0

Investment Funds — 0.7% (A)
BBH Securities Lending Fund **	835,516	835,516	0	0	(835,516)	(835,516)	0	0
Touchstone Institutional Money Market Fund ^	25,489	25,489	488,746	488,746	(25,489)	(25,489)	488,746	488,746
Total Investment Funds		861,005		488,746		(861,005)		488,746

Corporate Bonds — 0.0% (A)
Beverages, Food & Tobacco — 0.0% (A)
Altria Group, Inc.	120,000	134,200	0	0	(120,000)	(134,200)	0	0
		134,200		0		(134,200)		0

Business Equipment & Services — 0.0% (A)
Xerox Corp.	100,000	104,541	0	0	(100,000)	(104,541)	0	0
		104,541		0		(104,541)		0

Chemicals — 0.0% (A)
E.I. du Pont de Nemours & Co.	125,000	124,552	0	0	(125,000)	(124,552)	0	0
		124,552		0		(124,552)		0

Computers — 0.0% (A)
Hewlett-Packard Co.	80,000	81,943	0	0	(80,000)	(81,943)	0	0
		81,943		0		(81,943)		0

Electric Utilities — 0.0% (A)	65,000	66,558	0	0	(65,000)	(66,558)	0	0
FPL Group Capital, Inc.	70,000	78,555	0	0	(70,000)	(78,555)	0	0
Public Service Colorado		145,113		0		(145,113)		0

Farm Machinery & Equipment — 0.0% (A)	50,000	55,062	0	0	(50,000)	(55,062)	0	0
Deere & Co.		55,062		0		(55,062)		0

5

Financial Services — 0.0% (A)
Bank of America Corp.	100,000	100,245	0	0	(100,000)	(100,245)	0	0
Caterpillar Financial Services Corp.	100,000	99,639	0	0	(100,000)	(99,639)	0	0
Citigroup, Inc.	100,000	100,772	0	0	(100,000)	(100,772)	0	0
International Lease Finance Corp.	105,000	105,069	0	0	(105,000)	(105,069)	0	0
JP Morgan Chase & Co.	75,000	79,086	0	0	(75,000)	(79,086)	0	0
Nykredit	74	15	0	0	(74)	(15)	0	0
Sprint Capital Corp.	80,000	80,099	0	0	(80,000)	(80,099)	0	0
Wells Fargo Co.	119,000	120,600	0	0	(119,000)	(120,600)	0	0
		685,525		0		(685,525)		0

Media - Broadcasting & Publishing — 0.0% (A)
Time Warner, Inc.	100,000	100,410	0	0	(100,000)	(100,410)	0	0
		100,410		0		(100,410)		0

Pharmaceuticals — 0.0% (A)
Abbott Laboratories	80,000	82,852	0	0	(80,000)	(82,852)	0	0
Wyeth	100,000	106,551	0	0	(100,000)	(106,551)	0	0
		189,403		0		(189,403)		0

Retail — 0.0% (A)
CVS Caremark Corp.	100,000	102,434	0	0	(100,000)	(102,434)	0	0
Federated Department Stores	75,000	75,575	0	0	(75,000)	(75,575)	0	0
		178,009		0		(178,009)		0

Software & Programming — 0.0% (A)
Oracle Corp.	80,000	81,058	0	0	(80,000)	(81,058)	0	0
		81,058		0		(81,058)		0

Technology Services — 0.0% (A)
Science Applications International Corp.	100,000	106,418	0	0	(100,000)	(106,418)	0	0
		106,418		0		(106,418)		0

Telecommunications — 0.0% (A)
New Cingular Wireless Sv	65,000	72,275	0	0	(65,000)	(72,275)	0	0
		72,275		0		(72,275)		0

Transportation — 0.0% (A)
Burlington North Santa Fe	100,000	101,318	0	0	(100,000)	(101,318)	0	0
		101,318		0		(101,318)		0

Total Corporate Bonds		2,159,827		0		(2,159,827)		0

Municipal Bonds — 0.0% (A)
Transportation — 0.0% (A)
Oklahoma City Airport	20,000	21,215	0	0	(20,000)	(21,215)	0	0
		21,215		0		(21,215)		0

Sovereign Government Obligations — 0.0% (A)
Great Britain — 0.0% (A)
United Kingdom Treasury	105,000	255,623	0	0	(105,000)	(255,623)	0	0
		255,623		0		(255,623)		0

U.S. Government & Agency Obligations — 0.0% (A)
Fannie Mae	197,000	200,353	0	0	(197,000)	(200,353)	0	0
Fannie Mae	100,000	101,184	0	0	(100,000)	(101,184)	0	0
Fannie Mae	260,000	268,208	0	0	(260,000)	(268,208)	0	0
Fannie Mae	55,000	58,425	0	0	(55,000)	(58,425)	0	0
Fannie Mae	325,000	329,246	0	0	(325,000)	(329,246)	0	0
Fannie Mae	260,000	262,811	0	0	(260,000)	(262,811)	0	0
Federal Home Loan Bank	100,000	101,756	0	0	(100,000)	(101,756)	0	0
Federal Home Loan Bank	325,000	337,137	0	0	(325,000)	(337,137)	0	0
Freddie Mac	325,000	326,957	0	0	(325,000)	(326,957)	0	0
		1,986,077		0		(1,986,077)		0

U.S. Government Mortgage-Backed Obligations — 0.0% (A)
Fannie Mae	45,595	46,745	0	0	(45,595)	(46,745)	0	0
Fannie Mae	165,821	167,840	0	0	(165,821)	(167,840)	0	0
Federal National Mortgage Association Hybrid Arms	116,798	118,848	0	0	(116,798)	(118,848)	0	0
Ginnie Mae	86,767	88,993	0	0	(86,767)	(88,993)	0	0
Ginnie Mae	252,895	258,950	0	0	(252,895)	(258,950)	0	0
Ginnie Mae	187,980	192,692	0	0	(187,980)	(192,692)	0	0
Ginnie Mae	372,300	381,633	0	0	(372,300)	(381,633)	0	0
Ginnie Mae	167,222	170,132	0	0	(167,222)	(170,132)	0	0
Ginnie Mae	385,104	394,326	0	0	(385,104)	(394,326)	0	0
		1,820,159		0		(1,820,159)		0

U.S. Treasury Obligations — 0.0% (A)
U.S. Treasury Bond	103,000	112,262	0	0	(103,000)	(112,262)	0	0
U.S. Treasury Note	235,000	235,257	0	0	(235,000)	(235,257)	0	0
U.S. Treasury Note	530,000	528,220	0	0	(530,000)	(528,220)	0	0
U.S. Treasury Note	1,210,000	1,267,191	0	0	(1,210,000)	(1,267,191)	0	0
U.S. Treasury Note	660,000	671,499	0	0	(660,000)	(671,499)	0	0
U.S. Treasury Strip	254,000	199,119	0	0	(254,000)	(199,119)	0	0
		3,013,548		0		(3,013,548)		0

Total Investment Securities — 100.0% (A) (Cost $74,784,357) (B)		$27,733,829		$47,886,044		$(835,516)		$74,784,357

* Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

† All or a portion of the security is on loan. The total value of securities on loan as of December 31, 2007, was $827,452.

** Represents collateral for securities loaned.

ADR - American Depository Receipt.

(A) Calculated based on total investment securities at market value of the Pro Forma Combined Touchstone Moderate ETF Fund.

(B) Due to taxable reorganization.

See accompanying pro forma notes to combining financial statements.

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Touchstone Variable Series Trust

Touchstone Moderate ETF Fund

Pro Forma Notes to Combining Financial Statements

December 31, 2007

(Unaudited)

Description of the Fund

The acquiring fund, Touchstone Moderate ETF Fund, a series of Touchstone Variable Series Trust (“Acquiring Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company portfolio consisting of Class I and Class SC shares.  The target fund, Touchstone Balanced Fund, a series of Touchstone Variable Series Trust (“Target Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company portfolio.

Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund (for purposes of maintaining the financial statements and performance).

Under the terms of the Plan of Reorganization, the combination of the Acquiring Fund and Target Fund will be accounted for by the method of accounting for taxable mergers of investment companies.  The statement of assets and liabilities and the related statement of operations of the Acquiring Fund and Target Fund have been combined as of and for the twelve months ended December 31, 2007.  Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the fair value of the assets of the Target Fund will become the cost basis of such assets transferred to the Acquiring Fund on the date of the combination and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual reports dated December 31, 2007.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of January 1, 2007.

Securities Valuation

Equity securities and exchange traded funds listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued.  Over-the-counter securities are valued at the last sales price.  Money market instruments and other debt securities with maturities of 60 days or less are valued at amortized cost.  In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Trustees.

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at December 31, 2007, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of December 31, 2007, divided by the net asset value per share of the shares of Acquiring Fund as of December 31, 2007.  The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2007:

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Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class I	2,302,074	2,137,791	4,439,865
Class SC	1,530,975	—	1,530,975

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes.

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Touchstone Variable Series Trust

Touchstone Balanced Fund

PROXY TABULATOR

TO VOTE BY MAIL

1) Read the Prospectus/Proxy Statement.
2) Check the appropriate boxes on the reverse side.
3) Sign, date and return the Proxy card in the envelope
provided.

If you vote by Telephone or Internet, please do not return your Proxy card.

[SHAREHOLDER ADDRESS]	SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2008

TOUCHSTONE VARIABLE SERIES TRUST

The undersigned shareholder(s) of the Touchstone Balanced Fund (the “Fund”), revoking previous proxies, hereby appoint Jay S. Fitton, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the Special Meeting of Shareholders (the “Meeting”), and at any adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Prospectus/Proxy Statement.

The purpose of the Meeting is to consider the Proposal set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

This Proxy, when properly executed, will be voted in a manner directed herein by the undersigned.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting and the Prospectus/Proxy Statement.

Date:	, 2008

Signature(s)	(Sign in the Box)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

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Please fill out box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

Proposal. To approve the reorganization of the Touchstone Balanced Fund into the Touchstone ETF Fund.	FOR	AGAINST	ABSTAIN

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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